EX-99.906CERT


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Municipal Advantage Fund (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: JUNE 18, 2003

By /s/ Brian S. Shlissel
   -------------------------
   Brian S. Shlissel
   President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to Municipal Advantage Fund, Inc. and will be retained by Municipal Advantage Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.



Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Municipal Advantage Fund (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: JUNE 18, 2003

By /s/ Lawrence G. Altadonna
   -------------------------
   Lawrence G. Altadonna
   Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to Municipal Advantage Fund, Inc. and will be retained by Municipal Advantage Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.